Exhibit 99.1

INNOVATIVE INDUSTRIAL PROPERTIES Investor Presentation NYSE: IIPR www.innovativeindustrialproperties.com Posted August 12, 2020 1

Forward-Looking Statements

This presentation and our associated comments include "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) that are subject to risks and uncertainties. In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our statements regarding anticipated growth in our funds from operations and anticipated market and regulatory conditions, our strategic direction, our dividend rate and policy, demographics, results of operations, plans and objectives are forward-looking statements. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the potential adverse effect of the ongoing public health crisis of the COVID-19 pandemic, or any future pandemic, epidemic or outbreak of infectious disease, on our financial condition, results of operations, cash flows and performance, the real estate market and the global economy and financial markets; economic trends and economic recoveries; our business and investment strategy; our projected operating results; actions and initiatives of the U.S. or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law; rates of default on leases for our assets; availability of suitable investment opportunities in the medical-use cannabis industry; concentration of our portfolio of assets and limited number of tenants; our understanding of our competition and our potential tenants' alternative financing sources; the estimated growth in and evolving market dynamics of the medical-use cannabis market; the demand for medical-use cannabis cultivation and processing facilities; the expected medical-use or adult-use cannabis legalization in certain states; shifts in public opinion regarding medical-use cannabis; the additional risks that may be associated with certain of our tenants cultivating adult-use cannabis in our cultivation facilities; the state of the U.S. economy generally or in specific geographic areas; our ability to access equity or debt capital; financing rates for our assets; our expected leverage; changes in the values of our assets; our portfolio of assets; our investments; interest rate mismatches between our assets and our borrowings used to fund such investments; changes in interest rates and the market value of our assets; the degree to which any interest rate or other hedging strategies may or may not protect us from interest rate volatility; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to maintain our qualification as a real estate investment trust for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940; availability of qualified personnel; and market trends in our industry, interest rates, real estate values, the securities markets or the general economy.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. In addition, we discussed a number of material risks in our Annual Report on Form 10-K for the year ended December 31, 2019, as updated in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Any forward-looking statement made by us speaks only of the date on which we make it. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Stockholders and investors are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in our filings and reports.

Market and industry data are included in this presentation. We have obtained substantially all of this information from internal studies, public filings, other independent published industry sources and market studies prepared by third parties. We believe these internal studies, public filings, other independent published industry sources and market studies prepared by third parties are reliable. However, this information may prove to be inaccurate. No representation or warranty is made as to the accuracy of such information.

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Executive Summary 3 • Founded in 2016, we are the first and only publicly traded company on the New York Stock Exchange (NYSE: IIPR) to provide real estate capital to the medical - use cannabis industry. • We target specialized industrial real estate assets for the regulated medical - use cannabis industry for acquisition, including sale - leaseback transactions with quality tenants that are licensed operators under long - term, triple net leases. • We believe this industry is poised for significant growth in the coming years, and our highly experienced management team is focused on being a creative capital provider to this industry through the long - term ownership of mission - critical facilities. Innovative Industrial Properties is the pioneering real estate investment trust for the medical - use cannabis industry $1.06B Total Committed/ Invested Capital (1) $97.38M Q2 2020 Annualized Total Revenue (4) ~16.1 Yrs. Weighted Average Lease Length (3) 61 Properties 99.2% Leased (2) 4.5M Rentable Square Feet (5) 16 States Note : Data as of August 6 , 2020 , unless otherwise noted . These statistics treat our Los Angeles, California property ( 35 , 000 square feet) as not leased, due to the tenant being in receivership and its ongoing default in its obligation to pay rent at the location . (1) Total Committed/Invested Capital includes approximately $ 231 . 2 million of future commitments to reimburse certain tenants for completion of construction and tenant improvements at our properties . (2) Calculated as the percentage of leased square feet divided by rentable square feet (including 1 , 545 , 000 square feet under development or redevelopment) . (3) Weighted average lease length calculated by weighting the remaining lease term based on the base rent and management fees, and excluding supplemental rent (with respect to the PharmaCann NY property), after the expiration of applicable base rent abatement or deferral periods . (4) Annualized based on Q 2 2020 total revenues as of June 30 , 2020 of approximately $ 24 . 3 million . (5) Includes approximately 1 , 545 , 000 square feet under development or redevelopment .

Our Team



Alan Gold
Executive Chairman
Co-founder of BioMed Realty (formerly NYSE: BMR) and Alexandria Real Estate (NYSE: ARE)



Paul Smithers
President and CEO
35+ years of legal and regulatory experience and previously co-founded Iso Nano International, LLC



Catherine Hastings
CFO, CAO and Treasurer
20 years of accounting and real estate experience - former VP, Internal Audit of BioMed Realty



Brian Wolfe
VP, GC and Secretary
Former VP, Corporate Legal of BioMed Realty, former attorney at Latham & Watkins



Ben Regin
VP of Investments
Former Senior Associate, Investments and Senior Associate, Asset Management at BioMed Realty



Andy Bui
Controller
Former Senior Director, Financial Reporting at BioMed Realty



Tracie Hager
VP of Asset Management
Former VP, Property Management at BioMed Realty
30+ years of experience in property management



Kelly Spicher
Senior Counsel
Former attorney at Foley & Lardner LLP for 16+ years representing a wide array of real estate matters

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Our Independent Board Members 5 Gary Kreitzer Vice Chairman Co - founder of BioMed Realty (formerly NYSE: BMR) and Alexandria Real Estate (NYSE: ARE) 35+ years of commercial real estate and public company REIT experience Mary Allis Curran Director Former senior executive at MUFG Union Bank, current board member of Banc of California (NYSE:BANC) Expertise in public company management, finance and risk management Scott Shoemaker, MD Director Practicing orthopedic surgeon specializing in pediatrics and trauma Extensive medical expertise David Stecher Director Managing Director at CapAcuity LLC, an investment advisor for executive benefits design and implementation Expertise in finance, accounting, and employee compensation and benefits

Portfolio Overview 6 61 Properties 16 States 4.5M Sq. Ft. (2) State Diversification (5) $1.06B Committed/Invested Capital (1) 99.2% Leased (3) 16.1 Yrs. WALL (4) Illinois 17.6% Pennsylvania 17.5% Massachusetts 15.7% Michigan 12.4% California 8.3% Florida 5.7% New Jersey 4.6% Ohio 4.2% New York 3.5% Other 10.5% Total 100.0% Note: Data as of August 6, 2020, unless otherwise noted. These statistics treat our Los Angeles, California property (35,000 squ are feet) as not leased, due to the tenant being in receivership and its ongoing default in its obligation to pay rent at that lo cat ion. (1) See footnote (1) on page 3. (2) See footnote (5) on page 3. (3) See footnote (2) on page 3. (4) “WALL” refers to weighted average lease length. See footnote (3) on page 3. (5) Calculated based on total capital invested and future commitments to reimburse certain tenants for completion of construction and tenant improvements at our properties.

Select Properties 7 Location: Capitol Heights, MD Size: 72,000 Sq. Ft. Use: Cultivation and Processing Location: Barry, IL Size: 75,000 Sq. Ft. Use: Cultivation and Processing Location: Hamptonburgh, NY Size: 127,000 Sq. Ft. Use: Cultivation and Processing Location: Harrison Township, MI Size: 45,000 Sq. Ft. Use: Cultivation and Processing Location: North Palm Springs, CA Size: 70,000 Sq. Ft. Use: Cultivation, Manufacturing and Distribution Location: Willcox, AZ Size: 358,000 Sq. Ft. Use: Cultivation and Processing

Innovative Industrial Properties Financial Statistics Capital raised (net proceeds), including equity and exchangeable notes (1) $1.38 billion Capital committed/invested (2) $1.06 billion Annualized Q2 2020 total revenue (3) $97.38 million Debt to total gross assets (4) 12.0% Annualized Q2 2020 common stock dividend per share (5) $4.24 Long - term targeted dividend payout ratio 75% to 85% of AFFO (6) Shares of common stock outstanding 21,700,428 (7) (1) Includes net proceeds from common stock issued pursuant to the company’s at - the - market equity offering program through August 6 , 2020 and the estimated net proceeds from the company’s follow - on public offering of common stock completed in July 2020 . (2) See footnote (1) on page 3 . (3) See footnote (4) on page 3 . (4) Face value of Exchangeable Senior Notes divided by total gross assets of June 30 , 2020 . Excludes impact of net proceeds from the company’s follow - on public offering of common stock completed July 2020 . (5) Reflects annualized common stock dividend declared on June 15 , 2020 of $ 1 . 06 . The decision to declare and pay dividends is at the sole discretion of our board of directors in light of conditions then existing, and there can be no assurance that a dividend will be declared and paid for any time period in any amount . (6) See our earnings press release issued on August 5 , 2020 for the definition of AFFO (a supplemental non - GAAP financial measure) and reconciliation of AFFO to GAAP net income available to common stockholders . (7) Excludes 36 , 687 restricted stock units issued to certain employees and members of our board of directors pursuant to the company’s 2016 Omnibus Incentive Plan . 8 Financial Statistics

Financial Performance 9 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 G&A (1) AFFO (2) Total Revenue Note : Dollars in Thousands (1) G&A reflects “general and administrative expense” in our Quarterly Reports on Form 10 - Q and Annual Reports on Form 10 - K filed with the Securities and Exchange Commission . (2) See footnote (6) on page 8 . Quarterly Top - Line and Bottom - Line Financial Results since IPO in December 2016

Market 10 Total Stockholder Returns -100% 0% 100% 200% 300% 400% 500% 600% IIPR S&P500 NAREIT Note : Data from December 1 , 2016 (the date that our common stock first began trading on the NYSE) through August 6 , 2020 showing cumulative total shareholder return, calculated on a dividend reinvested basis, for Innovative Industrial Properties, Inc . (IIPR), the S&P 500 Stock Index (S&P 500 ) and the FTSE NAREIT All Equity REITs Index (NAREIT), which includes all tax - qualified equity REITs listed in the United States . Historic stock price is not necessarily indicative of future stock price performance .

Common Stock Dividend History 11 $0.15 $0.15 $0.25 $0.25 $0.25 $0.35 $0.35 $0.45 $0.60 $0.78 $1.00 $1.00 $1.06 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Dividends Declared Per Common Share Note : The decision to declare and pay dividends is at the sole discretion of our board of directors in light of conditions then existing, and there can be no assurance that a dividend will be declared and paid for any time period in any amount . .

Medical Cannabis Industry

RAPIDLY GROWING INDUSTRY

- U.S. regulated cannabis sales grew to an estimated $12.4 billion in 2019 an increase of 37% over 2018's total of $9.1 billion and are expected to approach $34 billion by 2025.[1]
- As of January 2020, legal cannabis supports 243,700 full time jobs. This was a 15% year-over-year increase, where the industry created 33,700 new jobs nationwide.[2]

LARGE MARKET & SUPPORT

- 33 U.S. states, where over 200 million Americans live, have legalized cannabis for medical use, including Washington, DC.[3]
- Overwhelming popular support for medical-use cannabis, with 93% of Americans supporting patient access to medical-use cannabis, if recommended by a doctor.[4]

WIDE VARIETY OF QUALIFIED MEDICAL CONDITIONS

- Including cancer, HIV/AIDs, pain, nausea, seizures, muscle spasms, multiple sclerosis, post-traumatic stress disorder, migraines, arthritis, Parkinson's disease, Alzheimer's, lupus, spinal cord injuries and terminal illness.[5]

(1) Source: Arcview Market Research and BDS Analytics
(2) Source: Leafly Cannabis Jobs Report https://www.leafly.com/news/industry/243700-marijuana-jobs-how-many-in-america
(3) Source: National Conference of State Legislatures
(4) Source: 2019 poll by Quinnipiac University
(5) From medical-use cannabis regulations and disclosures on applicable state government websites.

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13 Key Takeaways FOCUSED STRATEGY CONSERVATIVELY LEVERAGED BALANCE SHEET EXPERIENCED MANAGEMENT TEAM STRONG & GROWING INDUSTRY

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